Exhibit 2.1(b)

AMENDMENT NO. 1 TO THE
SHARE EXCHANGE AGREEMENT

THIS AMENDMENT NO. 1 TO THE SHARE EXCHANGE AGREEMENT, dated and effective as of the December 29, 2006 (this "Amendment"), is by and among Inncardio, Inc., a Utah corporation (the “Company”); Long-e International Group Co., Ltd., a British Virgin Islands corporation (“Long-e”); and all of the shareholders of Long-e, each of whom has executed a counterpart signature page to this Agreement (each, a “Shareholder” and collectively, the “Shareholders”). The Company, Long-e and the Shareholders are collectively referred to herein as the “Parties”. Terms not defined in this Amendment shall have such meanings as set forth in the Agreement (as defined below).

WITNESSETH:

WHEREAS, the Parties entered into that certain Share Exchange Agreement dated as of November 30, 2006 (the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement by entering into this Amendment;

NOW, THEREFORE, for good and valuable consideration and in consideration of the respective representations, warranties, covenants and agreements set forth in the Agreement, the parties hereby agree to amend the Agreement as follows:

AGREEMENT:

1. Section 10.1 of the Agreement is hereby deleted in its entirety:

2. Except as amended herein, the Agreement shall remain in full force and effect.

3. This Amendment may be executed in any number of facsimile counterparts, each of which shall be an original, but which together constitute one and the same instrument. This Amendment may be executed and delivered by facsimile.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment to the Share Exchange Agreement as of the date first set forth above.

INNCARDIO, INC.

By:	/s/ Eric Thatcher
Name: Eric Thatcher Title: Chief Executive Officer

LONG-E INTERNATIONAL GROUP CO., LTD

By:	/s/ Bu Shengfu
Name: Bu Shengfu Title: Chief Executive Officer

Witness:
WestPark Capital, Inc.
By:	/s/ Richard Rappaport
Name: Richard Rappaport Title: Chief Executive Officer

SIGNATURE PAGES FOR SHAREHOLDERS FOLLOW

LONG-E INTERNATIONAL GROUP CO., LTD.

SHAREHOLDERS’ SIGNATURE PAGE TO

AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT
Dated December 29, 2006

Among Inncardio, Inc.,
Long-e International Group Co., Ltd., and
The Shareholders of Long-e International Group Co., Ltd.

The undersigned Shareholder hereby executes and delivers the Amendment No. 1 to Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Bu Shengfu
(Signature)
Bu Shengfu
(Type or print name)

(Type or print name as it should appear on certificate, if different)
Address: C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone, Shenzhen, 518000, Guangdong, P.R.C Telephone: (86) 755 3396 5188 Facsimile: (86) 755 3396 5123

Number of Long-e Shares Held: 306.30

LONG-E INTERNATIONAL GROUP CO., LTD.

SHAREHOLDERS’ SIGNATURE PAGE TO

AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT
Dated December 29, 2006

Among Inncardio, Inc.,
Long-e International Group Co., Ltd., and
The Shareholders of Long-e International Group Co., Ltd.

The undersigned Shareholder hereby executes and delivers the Amendment No. 1 to Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Xu Rujiang
(Signature)
Shenzhen Chefu Industrial & Development Co., Ltd.
(Type or print name)

(Type or print name as it should appear on certificate, if different)
Address: C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone, Shenzhen, 518000, Guangdong, P.R.C Telephone: (86) 755 3396 5188 Facsimile: (86) 755 3396 5123

Number of Long-e Shares Held: 250.00

2

LONG-E INTERNATIONAL GROUP CO., LTD.

SHAREHOLDERS’ SIGNATURE PAGE TO

AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT
Dated December 29, 2006

Among Inncardio, Inc.,
Long-e International Group Co., Ltd., and
The Shareholders of Long-e International Group Co., Ltd.

The undersigned Shareholder hereby executes and delivers the Amendment No. 1 to Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Jin Yushan
(Signature)
Jin Yushan
(Type or print name)

(Type or print name as it should appear on certificate, if different)
Address: C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone, Shenzhen, 518000, Guangdong, P.R.C Telephone: (86) 755 3396 5188 Facsimile: (86) 755 3396 5123

Number of Long-e Shares Held: 150.00

LONG-E INTERNATIONAL GROUP CO., LTD.

SHAREHOLDERS’ SIGNATURE PAGE TO

AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT
Dated December 29, 2006

Among Inncardio, Inc.,
Long-e International Group Co., Ltd., and
The Shareholders of Long-e International Group Co., Ltd.

The undersigned Shareholder hereby executes and delivers the Amendment No. 1 to Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Yin Zhongjun
(Signature)
Yin Zhongjun
(Type or print name)

(Type or print name as it should appear on certificate, if different)
Address: C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone, Shenzhen, 518000, Guangdong, P.R.C Telephone: (86) 755 3396 5188 Facsimile: (86) 755 3396 5123

Number of Long-e Shares Held: 127.10

LONG-E INTERNATIONAL GROUP CO., LTD.

SHAREHOLDERS’ SIGNATURE PAGE TO

AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT
Dated December 29, 2006

Among Inncardio, Inc.,
Long-e International Group Co., Ltd., and
The Shareholders of Long-e International Group Co., Ltd.

The undersigned Shareholder hereby executes and delivers the Amendment No. 1 to Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Li Jingyun
(Signature)
Li Jingyun
(Type or print name)

(Type or print name as it should appear on certificate, if different)
Address: C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone, Shenzhen, 518000, Guangdong, P.R.C Telephone: (86) 755 3396 5188 Facsimile: (86) 755 3396 5123

Number of Long-e Shares Held: 71.20

LONG-E INTERNATIONAL GROUP CO., LTD.

SHAREHOLDERS’ SIGNATURE PAGE TO

AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT
Dated December 29, 2006

Among Inncardio, Inc.,
Long-e International Group Co., Ltd., and
The Shareholders of Long-e International Group Co., Ltd.

The undersigned Shareholder hereby executes and delivers the Amendment No. 1 to Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Li Huamin
(Signature)
Li Huamin
(Type or print name)

(Type or print name as it should appear on certificate, if different)
Address: C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone Shenzhen, 518000, Guangdong, P.R.C Telephone: (86) 755 3396 5188 Facsimile: (86) 755 3396 5123

Number of Long-e Shares Held: 50.00

LONG-E INTERNATIONAL GROUP CO., LTD.

SHAREHOLDERS’ SIGNATURE PAGE TO

AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT
Dated December 29, 2006

Among Inncardio, Inc.,
Long-e International Group Co., Ltd., and
The Shareholders of Long-e International Group Co., Ltd.

The undersigned Shareholder hereby executes and delivers the Amendment No. 1 to Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Xu Jiafa
(Signature)
Xu Jiafa
(Type or print name)

(Type or print name as it should appear on certificate, if different)
Address: C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone, Shenzhen, 518000, Guangdong, P.R.C Telephone: (86) 755 3396 5188 Facsimile: (86) 755 3396 5123

Number of Long-e Shares Held: 45.40